Exhibit 99.1

 A NASDAQ Traded Company - Symbol HBNC

 This presentation may contain forward-looking statements regarding the financial performance, business, and future operations of Horizon Bancorp and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future results or performance. As a result, undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof.We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions, and although management believes that the expectations reflected in such forward-looking statements are accurate and reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause our actual results to differ materially include those set forth in Horizon’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Statements in this presentation should be considered in conjunction with such risk factors and the other information publicly available about Horizon, including the information in the filings we make with the Securities and Exchange Commission.Horizon does not undertake, and specifically disclaims any obligation, to publicly release any updates to any forward-looking statement to reflect events or circumstances occurring or arising after the date on which the forward-looking statement is made, or to reflect the occurrence of unanticipated events, except to the extent required by law.   Forward-Looking Statements

 Mark E. SecorExecutive Vice President Chief Financial Officer  *

 Horizon’s Story  *

 *  Corporate Profile  Financial data at June 30, 2016. Market data as of July 26, 2016 per SNL. Branch count and map excludes three LaPorte Bancorp branches to be consolidated upon conversion 4Q16.  54 Branches Across IN & MI$2.9 Billion in Assets ($3.4 Billion Post LaPorte Acquisition)$1.9 Billion in Loans $2.1 Billion in Deposits$1.5 Billion in Assets Under Mgt.$398 Million Market CapitalizationOwnership6% Insiders7% Employee Benefit Plans35% Institutional

 Indiana and Michigan… The Right Side of Chicago  Illinois and Chicago-High Taxes & Living Costs-Lowest Credit Rating of 50 States-Unfriendly Business Environment

 Retail BankingBusiness BankingMortgage BankingWealth Management  Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles  *  Four Key & Consistent Revenue Streams

 Financial Highlights  *

 *  Core net income and diluted EPS excludes one-time merger expenses and acquisition purchase accounting adjustments, gain on sale of securities and death benefit on bank owned life insurance.2012 results benefited from a record level of mortgage loan production volume and mortgage warehouse loan balances.  5-Yr. Core Diluted EPS CAGR: 10%  Strong Historical Earnings Growth  (2)

 *  Solid First Half of 2016  Core net income and diluted EPS excludes one-time merger expenses and acquisition purchase accounting adjustments, gain on sale of securities and death benefit on bank owned life insurance.  %∆   YoY  QoQ  YTD  Core Net Income   49%  27%  34%  Core Diluted EPS   17%  21%  6%

 *  Total Loans  Total Deposits  Δ 27%  Δ 13%  Δ 31%  Δ 11%  Strong Loan and Deposit Growth

 June 30, 2016  December 31, 2010  ($ in Millions)  2010  2Q16  CAGR  Commercial  $330  $875  19%  Real Estate  305  707  18%  Consumer  267  364  6%  Total  $902  $1,946  15%  *  Shift to Commercial Lending

 December 31, 2010  June 30, 2016  Strong Low Cost Deposit Growth  *  ($ in Millions)  2010  2Q16  CAGR  NIB  $108  $397  27%  IB Trans.  509  1,214  17%  CDs  369  471  5%  Total  $985  $2,082  15%

 *  GAAP Net Interest Margin and Core Net Interest Margin  Stable Core Net Interest Margin  Δbps  LQ  YoY   YTD  GAAP  +3 bps  -19 bps  -21 bps  Core  +6 bps  -9 bps  -9 bps

 *  NPLs/ Loans  Asset Quality Improvement

 Recently Completed and Pending MergersAdds Talent, EPS Accretion & Market Share  *

 *  This map illustrates Horizon’s estimated pro forma branch network. (1) LaPorte currently has seven full-service branches and one loan production office. Upon conversion, three of LaPorte’s branches located in Michigan City, IN, Chesterton, IN and La Porte, IN (Westside) will be closed due to their proximity to existing Horizon locations. LaPorte’s loan production office in St. Joseph, MI will also be closed.   45 Horizon Branches 5 Kosciusko Branches 4 LaPorte Branches(1) 2 CNB Branches56 Pro Forma Branches

 *  ($ in millions)Category   HorizonBancorp  LaPorteBancorp  CNBBancorp  Pro Forma  Total Assets  $2,918  $525  $56  $3,499  Total Loans  $1,945  $329  $11  $2,285  Total Deposits  $2,082  $361  $44  $2,487  Branches  50  4(1)  2  56  Horizon Bancorp and LaPorte Bancorp financials as of June 30, 2016; CNB Bancorp financials as of March 31, 2016. Pro forma data excludes merger adjustments. (1) LaPorte currently has seven full-service branches and one loan production office. Upon conversion, three of LaPorte’s branches located in Michigan City, IN, Chesterton, IN and La Porte, IN (Westside) will be closed due to their proximity to existing Horizon locations. LaPorte’s loan production office in St. Joseph, MI will also be closed.  Increases Scale and Reach

Bolsters Indiana Presence, Growth Potential and Earnings Power

HORIZON BANK

Kosciusko
Closed 6/1/16
Deal Value $23mm

- Growth opportunity in the vibrant market of Warsaw, IN
- EPS accretion of ~4% in 2017, 4 year TBV earnback
- Fully-phased in cost savings estimated at 45%

LaPorte
Closed 7/18/16
Deal Value $102mm

- Solidifies #1 deposit market share in LaPorte County
- EPS accretion of ~5% in 2017, 2.6 year TBV earnback
- Fully-phased in cost savings estimated at 55%

CNB
Announced 7/12/16
Deal Value $5mm(1)

- Fill-in opportunity contiguous to Lafayette growth market
- EPS accretion of ~1% in 2017, 3.5 year TBV earnback
- Fully-phased in cost savings estimated at 45%

(1) CNB shareholders will receive a special cash dividend representing capital in excess of 8% of total assets, less certain after-tax transaction costs. Horizon will pay 120% on remaining capital, which as of March 31, 2016 would equal $5.3 million.

EXCEPTIONAL SERVICE • SENSIBLE ADVICE® 19

 - Investment Thesis –Building for the FutureTrust, Action, Results  *

HORIZON BANK

Financial Opportunities

- **Revenue Growth**
  - In all directions and in all business lines
  - Customer satisfaction #1 focus
  - Talent retention, development and recruitment

- **Lower Overall Cost of Funds**
  - Reduce debt and increase core deposits
  - Improves net interest margin

- **Efficiency Improvements**
  - Mass and scale
  - Leverage technology
  - Branch rationalization

EXCEPTIONAL SERVICE • SENSIBLE ADVICE® 21

Growth Opportunities In All Directions


HQ
Grand Rapids
Battle Creek
Ann Arbor
Ft. Wayne
Lafayette
Entered 2Q16
Current Opportunity
Future Opportunity
Current Branches
KosciuskoBranches
LaPorte Branches
Central Branches

This map illustrates Horizon's estimated pro forma branch network including the Farmers and LaPorte mergers. Green circles represent Horizon branches, blue circles represent Farmers branches, red circles represent Central branches, and orange circles represent LaPorte branches, excluding the three branches and loan production office that will be closed on the conversion date.

*  Mortgage Volume  Assets Under Mgt.  CAGR: 19%  CAGR: 25%  CAGR: 4%  Investment in PeopleProduces Solid Results  Commercial Loans

 *  Commercial Loan Balances  Opportunity to Lower Cost of Funds

 Consistent, Well Executed and Disciplined Business Strategy Horizon is a Growth Story10-year Asset CAGR of 9%Nine Acquisitions and Eight Market Expansions Since 2000Capacity to Take Additional Market ShareHistorical Financial Performance Illustrates Ability to Execute  *  Proven Track Record (Trust)

 A Company on the Move (Action)  *  Assets ($ Mil.)  $721        $3,499  Loans($ Mil.)  $548        $2,285  Deposits($ Mil.)  $489        $2,487  Branches (2)  7        56  OrganicExpans.(8)  St. JosephS. BendElkhart  Lake County  Kalamazoo  Indianapolis  Carmel  Ft.Wayne  M&A(9)  Anchor Mortgage  Alliance  American Trust  Heartland   1st MortgageSummitPeoples  KosciuskoLaPorteCNB  11% CAGR  9% CAGR  11% CAGR  (1) Includes LaPorte and CNB acquisitions, excluding merger adjustments. Financials as of 6/30/2016 for Horizon and LaPorte and 3/31/2016 for CNB. (2) Reflects anticipated LaPorte branch consolidations.

 Horizon Outperforms the MarketFor Total Shareholder Return (Results)  As of July 28, 2016SNL U.S. Bank: Includes all Major Exchange Banks in SNL's coverage universe.  *  Horizon Bancorp: 5-Year Total Return Comparison

 Thank Youfor Your Investment inHorizon Bancorp

 A NASDAQ Traded Company - Symbol HBNC

 Appendix  *

 *  Non-GAAP Reconciliations

 *  Non-GAAP Reconciliations